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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of report (Date of earliest event reported):
                         March 17, 1999 (March 8, 1999)



                                   CNET, Inc.
                                   ----------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           Delaware                    0-20939           13-3696170
           --------                    -------           ----------
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE     (IRS EMPLOYER
        INCORPORATION)                 NUMBER)       IDENTIFICATION NO.)



                              150 Chestnut Street
                        San Francisco, California 94111
                        -------------------------------
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



              Registrant's telephone number, including area code:
                                 (415) 395-7800



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ITEM 5.  OTHER EVENTS.

         On March 8, 1999, CNET, Inc. issued a press release announcing the pricing of its previously announced Rule 144A offering of Convertible Subordinated Notes. The press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference. See "Index to Exhibits."


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     Exhibits

         99.1    Press Release issued by CNET, Inc. on March 8, 1999.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      Dated:  March 17, 1999             CNET, INC.



                                         By:  /s/ DOUGLAS N. WOODRUM
                                              ----------------------------------
                                                  Douglas N. Woodrum
                                              ----------------------------------
                                                  Chief Financial Officer
                                              ----------------------------------


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                               INDEX TO EXHIBITS

Exhibit
 Number               Description
-------               -----------
    99.1        Press Release issued by CNET, Inc. on March 8, 1999.